Exhibit 99(a)

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date:      June 27, 2005

(i)	Amount of principal being paid or distributed in respect of the Class I-A-1 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

(ii)	Amount of principal being paid or distributed in respect of the Class I-A-2 Notes:	$9,835,625.68

	( $40.72722848861 per $1,000 original principal amount of Class II-A-2 Notes)

(iii)	Amount of principal being paid or distributed in respect of the Class I-B Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)

(iv)	Amount of principal being paid or distributed in respect of the Class II-A-1 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

(v)	Amount of principal being paid or distributed in respect of the Class II-A-2 Notes:	$8,216,197.02

	( $21.49711412873 per $1,000 original principal amount of Class II-A-2 Notes)
(vi)	Amount of interest being paid or distributed in respect of the Class I-A-1 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

(vii)	Amount of interest being paid or distributed in respect of the Class I-A-2 Notes:	$1,253,550.29

	( $5.19068443064 per $1,000 original principal amount of Class I-A-2 Notes)

(viii)	Amount of interest being paid or distributed in respect of the Class I-B Notes:	$96,611.67

	( $9.20111142857 per $1,000 original principal amount of Class I-B Notes)

(ix)	Amount of interest being paid or distributed in respect of the Class II-A-1 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

(x)	Amount of interest being paid or distributed in respect of the Class II-A-2 Notes:	$2,728,864.71

	( $7.13988673469 per $1,000 original principal amount of Class II-A-2 Notes)

(xi)	Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

(1)	Distributed to Class I-A-1 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
(2)	Distributed to Class I-A-2 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
(3)	Distributed to Class I-B Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
(4)	Distributed to Class II-A-1 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
(5)	Distributed to Class II-A-2 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
(6)	Balance on Class I-A-1 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date:      June 27, 2005

(7)	Balance on Class I-A-2 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
(8)	Balance on Class I-B Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
(9)	Balance on Class II-A-1 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
(10)	Balance on Class II-A-2 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(xii)	(X)	Payments made under the Group I Cap Agreement on such date:
( $0.00 with respect to the Class I-A-1 Notes,
$0.00 with respect to Class I-A-2 Notes, and
$0.00 with respect to Class I-B Notes), and
	(Y)	payments made under the Group II Cap Agreement on such date:
( $0.00 with respect to Class II-A-1 Notes and
$0.00 with respect to the Class II-A-2 Notes); and
the total outstanding amount owed to the Cap Provider:
$0.00 with respect to the Group I Cap Agreement and
$0.00 with respect to the Group II Cap Agreement.

(xiii)	(X)	Group I Pool Balance at the end of the related Collection Period: $153,723,017.84 and
	(Y)	Group II Pool Balance at the end of the related Collection Period: $313,078,705.90

(xiv)	After giving effect to distributions on this Distribution Date:
	(a)	(1)	outstanding principal amount of Class I-A-1 Notes: $0.00
		(2)	Pool Factor for the Class I-A-1 Notes: —
	(b)	(1)	outstanding principal amount of Class I-A-2 Notes: $143,223,017.84
		(2)	Pool Factor for the Class I-A-2 Notes: 0.593056000
	(c)	(1)	outstanding principal amount of Class I-B Notes: $10,500,000.00
		(2)	Pool Factor for the Class I-B Notes: 1.000000000
	(d)	(1)	outstanding principal amount of Class II-A-1 Notes: $0.00
		(2)	Pool Factor for the Class II-A-1 Notes: —
	(e)	(1)	outstanding principal amount of Class II-A-2 Notes: $313,078,705.90
		(2)	Pool Factor for the Class II-A-2 Notes: 0.819148900

(xv)	Note Interest Rate for the Notes:
	(a)	In general:
		(1)	Three-Month LIBOR for the period from the previous Distribution Date to this Distribution Date was 3.09000%
		(2)	the Student Loan Rate was for Group I: 4.73982% and Group II: 5.02293%

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date:      June 27, 2005

	(b)	Note Interest Rate for the Class I-A-1 Notes: 3.16000% based on Index-based Rate
	(c)	Note Interest Rate for the Class I-A-2 Notes: 3.24000% based on Index-based Rate
	(d)	Note Interest Rate for the Class I-B Notes: 3.64000% based on Index-based Rate
	(e)	Note Interest Rate for the Class II-A-1 Notes: 3.24000% based on Index-based Rate
	(f)	Note Interest Rate for the Class II-A-2 Notes: 3.36000% based on Index-based Rate

(xvi)	Amount of Master Servicing Fee for related Collection Period:
$195,585.28 with respect to the Group I Student Loans and
$394,499.09 with respect to the Group II Student Loans
$1.99576816327 per $1,000 original principal amount of Class I-A-1 Notes,
$0.80987693582 per $1,000 original principal balance of Class I-A-2 Notes
$18.62716952381 per $1,000 original principal balance of Class I-B Notes,
$5.81857064897 per $1,000 original principal balance of Class II-A-1 Notes and
$1.03217972266 per $1,000 original principal balance of Class II-A-2 Notes);

(xvii)	Amount of Administration Fee for related Collection Period:
$987.93 with respect to the Group I Notes and
$2,012.07 with respect to the Group II Notes
$0.01008091837 per $1,000 original principal amount of Class I-A-1 Notes,
$0.00409080745 per $1,000 original principal balance of Class I-A-2 Notes
$0.09408857143 per $1,000 original principal balance of Class I-B Notes,
$0.02967654867 per $1,000 original principal balance of Class II-A-1 Notes and
$0.00526444270 per $1,000 original principal balance of Class II-A-2 Notes);

(xviii)	(a)	Aggregate amount of Realized Losses (if any) for the related Collection Period:
$1,765.54 with respect to the Group I Student Loans
$67,601.27 with respect to the Group II Student Loans
	(b)	Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period:

                    with respect to the Group I Student Loans

	# of
	Loans	$ Amount
30-60 Days Delinquent	125	$2,895,206
61-90 Days Delinquent	61	$1,476,225
91-120 Days Delinquent	47	$1,011,724
More than 120 Days Delinquent	187	$3,186,988
Claims in Process	56	$617,245

                    and with respect to the Group II Student Loans.

	# of
	Loans	$ Amount
30-60 Days Delinquent	491	$5,099,058
61-90 Days Delinquent	221	$2,513,128
91-120 Days Delinquent	110	$1,215,614
More than 120 Days Delinquent	101	$903,936
Claims in Process	96	$1,189,972

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date:      June 27, 2005

(xix)	Amount of the Insurer Premium paid to the Securities Insurer on such Distribution Date		$100,000.00

(xx)	Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance Policy: $0.00

(xxi)	Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Group II Notes Guaranty Insurance Policy $0.00

(xxii)	(A) with respect to the Group I Interest Rate Swap:
	the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:		$2,713.90

	the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:		$0.00

	the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$0.00;

	the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:	$0.00;

	and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date: $0.00 ; and
	(B) with respect to the Group II Interest Rate Swap:
	the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:		$0.00

	the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:		$0.00

	the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$3,037.45;

	the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:	$0.00;

	and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date: $0.00

(xxiii)	the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:	$0.00;

	the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:	$0.00;

	Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:	$0.00;

	Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date	$0.00; and

	Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:	$0.00.